CODE OF ETHICS

FIRST KEYSTONE CORPORATION

FIRST KEYSTONE COMMUNITY BANK

August 27, 2013

Code of Ethics

1.	Introduction - General Policies and Guidelines on Legal and Ethical Standards

The maintenance of extremely high standards of honesty, integrity, impartiality, and conduct is essential to ensure the proper performance of First Keystone Corporation’s and First Keystone Community Bank’s (collectively the “Bank”) business and the maintenance of the public's trust. The preservation of that trust and of the Bank's reputation requires close observance of these standards on the part of Employees, Officers, and Directors.

The Bank requires that its Employees, Officers, and Directors, and other representatives avoid possible misconduct and conflicts of interest through informed judgment and careful regard for the standards of conduct and responsibilities set forth. In all situations, including those where there are no applicable legal principles or the law is unclear or in conflict, Employees, Officers, and Directors are expected to conduct themselves in such a manner that can be supported by the Bank and to exercise good judgment in the discharge of their respective responsibilities.

Also, Employees, Officers, and Directors of the Bank are reminded of the Federal bank bribery law, 18 U.S.C. Section 215, which provides that whoever:

i)	"Corruptly gives, offers or promises anything of value to any person, with intent to influence or reward an officer, director, employee, agent or attorney of a financial institution in connection with any business or transaction of such institution; or

ii)	as an officer, director, employee, agent, or attorney of a financial institution, corruptly solicits or demands for the benefit of any person, or corruptly accepts or agrees to accept anything of value from any person, intending to be influenced or rewarded in connection with any business or transaction of such institution, shall be (guilty of an offense)"

The penalty provision under this statute states that if the value of the thing offered or received exceeds $1,000.00, the offense is a felony punishable by up to thirty years imprisonment and a fine of $1,000,000.00 or three times the value of the thing offered, whichever is greater. If the value does not exceed $1,000.00, the offense is a misdemeanor punishable by up to one year imprisonment and a fine of $1,000,000.00 or three times the value of the thing offered, whichever is greater.

VIOLATIONS OF THE PROVISIONS OF THIS CODE OF ETHICS (“CODE”) MAY RESULT IN TERMINATION OF EMPLOYMENT OR SERVICE AS AN Employee, Officer, or Director OF THE BANK.

2.	Confidential Information

Confidential information or other proprietary information of the Bank, its customers, and its suppliers, obtained through or as a consequence of employment with the Bank, including but not limited to employee data, information about the Bank’s customers and suppliers, trade secrets, and all other nonpublic information that might be harmful to the Bank or its customers if disclosed, must be limited to the proper conduct of the Bank's business. Confidential information should not be disclosed to persons who do not have a legitimate Bank-related need to know such information. Additionally, neither the Bank nor any of its Employees, Officers, or Directors may use or permit others to use or disclose such confidential information for the purpose of furthering a private interest, a means of making a profit, or to receive personal gain.

3.	Conflict of Interest

a.	Corporate Policy

It is the policy of the Bank that all Employees, Officers, or Directors, and other representatives must avoid potential conflicts of interest. A potential conflict exists whenever an Employee, Officer, or Director, or other representative has an outside interest, direct or indirect, which conflicts or appears to conflict with the individual's duty to the Bank, adversely affects the individual's judgment in the discharge of his or her responsibilities at the Bank, or conflicts with the interests of the Bank. The appearance of a conflict of interest may be just as damaging to the Bank's reputation as an actual conflict. Conflicts of interest also arise when you or your family members receive improper personal benefits or preferential treatment as a result of your position.

Employees, Officers, or Directors are prohibited from self-dealing or otherwise trading on their positions with the Bank or accepting from one doing or seeking to do business with the Bank, a business opportunity not available to other persons or that is made available because of such official's position with the Bank. The Bank's name is not to be used as leverage by Employees, Officers, or Directors to enhance their own opportunities when dealing with others.

b)	Beneficiary (or Legatee) Under a Will or Trust

Employees, Officers, or Directors must report any gift of a beneficial interest or legacy under a will or a trust of a customer of the Bank, other than a Relative, at the time the Employee, Officer, or Director learns of the designation. The objective of such a notification requirement is to allow for consideration of all the facts in each case to make certain there are no real or the appearance of a conflict of interest and that a reasonable, disinterested third party could not allege a conflict of interest upon the Director, Officer or Employee in receipt of the benefit. A Relative is defined as spouses, parents, children, siblings, aunts, uncles, grandparents, mother-in-law, father-in-law, grandparent-in-law, brother-in-law, or sister-in-law.

If this reporting requirement results in a decision that a real or apparent conflict exists or could exist, the Employees, Officers, or Directors will be expected to make every effort to be relieved of the expectation of benefit and may be required to renounce the gift.

c)	Lending Relationships

It is the position of the Bank that lending services be available to serve the legitimate and deserving credit needs of all customers on an equal basis. Loan terms and conditions shall be based solely upon a borrower's creditworthiness.

d)	Prohibited Lending Practices

Lending Officers are not permitted to process loan applications or to extend credit to members of their Immediate Family, as defined above. Any such loan application must be referred to another Lending Officer.

Extending credit to companies in which the Lending Officer has an interest as a director, officer, controlling person, or partner, or in which a member of the Lending Officer's immediate family has such an interest is not permitted.

No loans to Officers will be made under terms and conditions different from those stated in the Bank’s lending policy.

e)	Outside Employment

Full-time Officers and Employees should carefully scrutinize outside employment, including the performance of any services for compensation, to avoid potential conflicts of interest and excessive demands on one's time. Outside employment may be undertaken unless objected to by the CEO or the Executive Committee of the Bank's Board of Directors on the grounds that such outside employment interferes with job performance or has the appearance of a conflict of interest with the Bank.

f)	Participation in Public Affairs

It is the philosophy of the Bank to encourage on the part of its Officers and Employees a full awareness and interest in civic and political responsibility. Each Officer and Employee shall have the opportunity to support community activities or the political process as he or she desires.

Voluntary efforts for civic activities normally take place outside of regular business hours. If voluntary work requires Bank time, prior approval should be obtained from the Human Resource Manager.

g)	Corporate Directorships, Public Offices, and Commissions

Officers and Employees must be constantly aware that when considering election or appointment to corporate boards, public offices, or commissions, that serving in such capacity will not place them in a position where a potential or the appearance of a conflict of interest may exist.

Unless specifically approved by the CEO and/or the Executive Committee of the Bank's Board of Directors, no Officer or Employee shall serve on the board of directors of any entity which is in direct competition with the Bank. If a conflict develops, the Bank reserves the right to request the Officer involved to divest themselves of one of the conflicting interests.

h.	Reporting Violations

In the event a potential conflict of interest does arise involving an Employees, Officers, or Directors, its nature and extent should be fully disclosed immediately to the Chief Executive Officer (“CEO”) of the Bank who, after making a thorough review of the circumstances, will report to the Executive Committee who will determine the appropriate action to be taken. Employees, Officers, or Directors must disclose all appearances of potential and actual conflicts of interest, including those in which they have been inadvertently placed due to either business or personal relationships with customers, suppliers, business associates, competitors of the financial institution, or others.

All Employees, Officers, or Directors must report any violations or suspected violations of Federal criminal law as soon as it is discovered to the Chairman of the Audit Committee and the CEO who in turn is required to investigate and report the matter through legal counsel to the Federal Bureau of Investigation, the U.S. Attorney, the Federal Deposit Insurance Corporation, the Pennsylvania Department of Banking, the bonding company, and any other government agency required by law.

4.	Improper Use of Corporate Position or Property

a)	Receipt of Gifts

The Bank expects all Employees or Officers to render efficient and courteous service to its customers at all times without expectation of reward for employment. Each Employee, Officer, or Director shall not request or accept anything that might be used or perceived to be used as a means to influence you. To avoid even the implication of any impropriety, it is important that each Employee, Officer, or Director decline any cash or gifts, the acceptance of which would raise even the slightest appearance of improper influence or which is not considered common business courtesies and for which one would reasonably expect to give something similar in return in the normal course of business.

It is recognized, however, that certain gift-giving may occur without an intent to influence or reward corruptly in connection with the business of the Bank. Exceptions to the general prohibition of accepting things of value in connection with the business of the Bank may include acceptance of:

i)	Gifts, gratuities, amenities or favors based on obvious family or personal relationships (such as those between parents, children or spouse of a financial institution official) where the circumstances make it clear that it is those relationships rather than the business of the financial institution concerned which are the motivating factors;

ii)	Meals, refreshments, entertainment, accommodations or travel arrangements, all of reasonable value, in the course of a meeting or other occasion, the purpose of which is to hold bona fide business discussions or to foster better business relations, provided that the expense would be paid for by the Bank as a reasonable business expense if not paid for by another party. Such expenses shall not exceed a value of five hundred dollars ($500.00) per person;

iii)	Loans from other financial institutions on customary terms to finance proper and usual activities of financial institution officials, such as home mortgage loans, except where prohibited by law;

iv)	Advertising or promotional material of reasonable value, such as pens, pencils, note pads, key chains, calendars and similar items;

v)	Discounts or rebates on merchandise or services that do not exceed those available to other customers;

vi)	Gifts of reasonable value that are related to commonly recognized events or occasions, such as a promotion, new job, wedding, retirement, holiday or birthday; provided, however, such gifts shall not exceed a value of five hundred dollars ($500.00); or

vii)	Civic, charitable, educational, or religious organization awards for recognition of service and accomplishment; provided, however, such awards shall not exceed a value of five hundred dollars ($500.00).

If an Employee, Officer, or Director is offered something or receives something of value from a customer, supplier, or business associate with the intent to corruptly influence the Employee, Officer, or Director with regard to Bank business or which does not fall within one of the seven (7) exceptions outlined above, the Employee, Officer, or Director must disclose that fact to the Chief Financial Officer. Except as provided below, if an Employee or Officer is offered or receives something of value from a customer, supplier or business associate which exceeds $200 in value, the Employee or Officer must disclose that fact to the Chief Financial Officer. If an Employee or Officer is offered or receives something of value from a customer, supplier, or business associate who is also a member of the Employee’s or Officer’s Immediate Family as defined above, then the Employee or Officer must disclose that fact to the Chief Financial Officer if the thing of value exceeds $500.

The Bank will keep contemporaneous written reports of such disclosures. Management will review the disclosures to determine whether or not what is offered or accepted is reasonable and not a threat to the integrity of the Bank.

b)	Preferential Treatment

No Employee, Officer, or Director of the Bank shall acquire or appropriate to his own personal use any Bank property, service, or profit opportunity on the basis of or under situations not available to members of the public.

c)	Political Contributions

It is illegal to use Bank funds for the purpose of making contributions or expenditures in connection with elections to any local, state, and federal office.

d)	Improper Transactions and Payments

It is commonly recognized that there is a direct correlation between illegal or improper payments and inaccurate records. To guarantee the accuracy of the Bank's books and records, the following principles should be observed:

i)	All transactions or conduct of the Bank business must be accurately and timely reflected in the Bank's books; and

ii)	No secret unrecorded fund, Bank money or other assets shall be established or maintained; and

iii)	Any payment is prohibited if no record of its disbursement is entered in the Bank's accounting records; and

iv)	Making false and fictitious entries in the books or records of the Bank or issuing false or misleading documents is prohibited and in most circumstances will constitute a criminal offense.

5.	Antitrust Compliance

a)	Relationships with Competitors

The antitrust laws are intended to preserve and foster the American economic system of free enterprise by assuring energetic but fair competition among business firms and to prevent business activity that results in undue or unfair restraint or competition, the formation of monopolies, and/or various other undesirable business practices.

In providing its full range of financial services, the Bank engages in vigorous, yet fair and open competition. All of the Employees, Officers, or Directors are expected to observe the highest standards of ethical conduct in relationships with competitors. It is the Bank's policy to emphasize the quality and competence of services and staff rather than to criticize those of competitors.

Employees, Officers, and Directors of the Bank are prohibited from entering into arrangements with competitors for the purpose of setting or controlling prices, rates, trade practices, marketing polices, or disclosing to competitors future plans of the Bank which have not been disclosed generally to the public.

b)	Tie-Ins and Executive Dealings

Antitrust laws require that the Bank may not extend credit, lease or sell property or furnish any of its services to any entity not available to all other qualifying applicants.

Each Employee, Officer, or Director will be expected to monitor his personal conduct so as not to bring discredit to the Bank. As such, overdrafts of Employee, Officer, or Director checking accounts and past due loan payments will not be tolerated. In addition, each Employee, Officer, or Director shall conduct themselves while at or away from the Bank in such a manner so as not to bring discredit to themselves or to the Bank.

Individuals should refer promptly any questionable matters for guidance and resolution to the CEO or Executive Committee of the Bank's Board of Directors.

6.	Internal Controls of Assets

Employees, Officers, and Directors must comply with all internal control procedures for the safeguarding of assets and proper reporting and disclosure of financial information.

7.	Compliance with Applicable Laws

Employees, Officers, and Directors must be cognizant of all applicable laws and regulations and shall not knowingly violate any applicable law.

8.	Candor in Dealing with the Bank’s Regulators, Auditors, and Attorneys

All Employee, Officer, or Director shall respond honestly and candidly when dealing with the Bank’s independent and internal auditors, regulators and attorneys.

9.	Administration of the Code of Ethics

The Board of Directors has adopted this Code of Ethics and delegated to the CEO and the Executive Committee the responsibility for its administration throughout the Bank.

It is their responsibility to be familiar with this code of business conduct and to abide by the letter and spirit of its provisions at all times. All new Employees are provided with a copy of the Code at the time of their orientation. Supervising Officers are expected to make every reasonable effort to ensure that their respective staff continue to comply with the provisions of the Code.

10.	Discipline

Violation of this Code of Ethics shall subject the Employee, Officer, or Director to disciplinary action, up to and including termination of employment or service. Violation may also subject the Employee, Officer, or Director to civil and/or criminal prosecution.

ACKNOWLEDGMENT

I, the undersigned, hereby acknowledge my awareness of the Code of Ethics of First Keystone Corporation and First Keystone Community Bank, its contents and amendments thereto. Further, upon review of said Code, I hereby certify that I understand its provisions and what they require of me as a Director, Officer or Employee of First Keystone Corporation or First Keystone Community Bank. I understand that a violation of this Code may result in the termination of my employment as an Officer/Employee or termination of my Director status with this institution.

Date	Signature of Director, Officer or Employee

AGREEMENT OF COMPLIANCE

I, the undersigned, hereby certify that I understand what is required of me by the provisions of the Code of Ethics of First Keystone Corporation and First Keystone Community Bank, as a Director, Officer or Employee of those institutions. Further, I hereby certify that by the setting of my hand to this instrument, I agree to comply in good faith with the provisions and the spirit of the aforementioned Code.

Date	Signature of Director, Officer or Employee